UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2003

                                EYECASH NETWORKS
                               ------------------

             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


        0-22574                                          43-1239043
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)




         225 S. Lake St.
          Pasadena, California                                   91101
   --------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (562) 495 8222


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

On September 22, 2003, the registrant entered into a joint venture with Fluid Cash PA, LLC, a Pennsylvania limited liability corporation. Fluid Cash will be the exclusive transaction processor for ECNI transactions involving the ECNI BankEyesOnly eCashPads. ECNI and FC desire to establish a Florida Limited Liability Company as a joint venture company ("JVC") for the purpose of creating, customizing, developing, producing and selling worldwide products and services of next generation payment solutions.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.        Description
-----------        -----------

   99           Joint Venture Agreement

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 EYECASH NETWORKS, INC.
                                                     (Registrant)

Date: September 22, 2003

                                                /S/ Christopher Jensen
                                                --------------------------------
                                                    CHRISTOPHER JENSEN
                                                    PRESIDENT, CEO